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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 21, 1998
                              (September 21, 1998)

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Exact name of registrant as
specified in its charter:                   Central Parking Corporation

State or other jurisdiction
of incorporation:                           Tennessee

Commission File Number:                     001-13950

I.R.S. Employe
Identification Number:                      62-1052916

Address of principal                        2401 21st Avenue South
executive offices:                          Ste. 200
                                            Nashville, TN  37212

Registrant's telephone number,
including area code:                        (615) 297-4255

Former name, former address
and former fiscal year, if
changed since last report:                  Not applicable

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ITEM 5.  OTHER EVENTS AND INFORMATION

On September 21, 1998, Central Parking Corporation issued a press release attached hereto as exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         C) EXHIBITS
         Exhibit No. 99.1     Text of press release dated September 21, 1998





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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned party duly authorized.

                                      Central Parking Corporation



                                      BY: /s/ Stephen A. Tisdell
                                              Chief Financial Officer